                        SUPPLEMENT DATED AUGUST 15, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003

                           --------------------------

     This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for flexible premium variable universal life survivorship insurance policies issued by John Hancock Variable Life Insurance Company. The applicable prospectuses are entitled "MAJESTIC VARIABLE ESTATE PROTECTION 98".

1. ADD THE FOLLOWING ENTRY AND FOOTNOTE TO THE TABLE AT THE BOTTOM OF PAGE 7 OF THE PROSPECTUS:

                                     WHEN CHARGE IS
           CHARGE                        DEDUCTED            AMOUNT DEDUCTED
------------------------------       --------------      -----------------------
AGE 100 WAIVER OF CHARGES
 RIDER*
   MINIMUM CHARGE.............           Monthly         $0.10 per $1,000 of AAR
   MAXIMUM CHARGE.............           Monthly         $2.00 per $1,000 of AAR
   CHARGE FOR REPRESENTATIVE
      INSURED PERSON..........           Monthly         $0.10 per $1,000 of AAR
-------------------------------------------------------------------------------

   * The charge for this rider is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable rate. The rate varies by the attained age of the younger insured person. The "minimum" rate shown in the table is for an 80 year old because the charge is not deducted until the younger insured person reaches age 80. The "maximum" rate shown in the table is for a 99 year old. The "representative insured person" referred to in the table is an 80 year old.

2. ON PAGE 17 OF THE PROSPECTUS, INSERT THE FOLLOWING PARAGRAPH IMMEDIATELY BEFORE THE LAST PARAGRAPH OF THE PROVISION ENTITLED "GUARANTEED MINIMUM DEATH BENEFIT FEATURE":

     The guaranteed minimum death benefit feature will cease to apply on the policy anniversary nearest the younger insured person's 100th birthday. Also, the feature cannot be reinstated after that policy anniversary. However, the optional "Age 100 waiver of charges rider", if elected at the time of application for the policy and if still in effect on the policy anniversary nearest the younger insured person's 100th birthday, will continue the guaranteed death benefit feature beyond that policy anniversary.

3. ON PAGE 24 OF THE PROSPECTUS, DELETE THE ENTRY FOR "POLICY SPLIT OPTION RIDER CHARGE" AND SUBSTITUTE THE FOLLOWING:

     Optional benefits charges - Monthly charges for any optional insurance benefits added to the policy by means of a rider (other than the optional enhanced cash value rider).

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4. ON PAGE 26 OF THE PROSPECTUS, ADD THE FOLLOWING MATERIAL IMMEDIATELY BEFORE
THE CAPTION "POLICY SPLIT OPTION":

Age 100 waiver of charges rider

     If this rider is in effect on the policy anniversary nearest the younger insured person's 100th birthday, then on that date the death benefit will become equal to the greater of the following:

     . the account value on the date of death, and

     . the lesser of the following:

          . the Basic Sum Insured plus the account value on the date of death, and

          . the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the younger insured person's 100th birthday.

Death benefit Options A and B (as described above) will then cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments. If the guaranted death benefit feature is in effect on the policy anniversary nearest the younger insured person's 100th birthday, the death benefit as described above will be guaranteed not to lapse.

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